Exhibit 99(c)

To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than the Election Deadline of 5:00 p.m., Central time, on August 30, 2005, together with (1) the certificate(s) representing all shares of common stock, par value $5.00 per share, of Horizon Capital Bank to which this Form of Election and Letter of Transmittal relates or (2) a properly completed Guarantee of Delivery with respect to the certificate(s). Delivery of Horizon Shares may also be made by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (“DTC”). See General Instruction 14.

FORM OF ELECTION

AND

LETTER OF TRANSMITTAL

to accompany certificates representing

shares of common stock, par value $5.00 per share, of

HORIZON CAPITAL BANK

Please read and follow the accompanying instructions carefully and deliver to:

Bank of New York, the Exchange Agent

by mail:	by hand:	by overnight courier:
The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attn: Kin Lau	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attn: Kin Lau	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attn: Kin Lau

Facsimile Transmission:  (212) 298-1915  (Eligible Institutions Only)

For confirmation only:  call the Exchange Agent at (212) 815-3750

Table A DESCRIPTION OF HORIZON SHARES SURRENDERED
Names(s) of Record Holder(s) as Shown on the Horizon Certificate(s) and Address(es) of Such Record Holder(s)*	Horizon Certificate(s) Being Surrendered (Attach Additional List if Necessary)
	Horizon Certificate Number**	Number of Shares Represented by Each Horizon Certificate (or Covered by a Guarantee of Delivery)

Total Shares

  *     For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.

**     Horizon Certificate(s) numbers are not required if the Horizon Certificate(s) will be delivered using the Guarantee of Delivery procedures.

Pursuant to the Agreement and Plan of Merger, dated as of April 19, 2005 (as the same may be amended from time to time, the “Merger Agreement”), by and between Cullen/Frost Bankers, Inc. (“Cullen/Frost”) and Horizon Capital Bank (“Horizon”), the undersigned hereby surrenders to the Exchange Agent the certificate(s) (the “Horizon Certificate(s)”) representing the shares of common stock, par value $5.00 per share, of Horizon (“Horizon Shares”) owned of record by the undersigned as set forth herein, and hereby elects (the “Election”), in the manner indicated in Table B below, to have the Horizon Shares evidenced by such Horizon Certificate(s) converted into the right to receive one (and only one) of the following:

•	Cash Election—an amount of cash per share equal to the Per Share Cash Consideration (“Cash Consideration”), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the accompanying proxy statement-prospectus (the “Proxy Statement”) dated July 27, 2005 (a “Cash Election”);

•	Stock Election—a number of shares of common stock, par value $0.01 per share, of Cullen/Frost (“Cullen/Frost Shares”) equal to the Per Share Stock Consideration (“Stock Consideration”), subject to proration, as defined and calculated in the Merger Agreement and described in the Proxy Statement (a “Stock Election”); or

•	Mixed Election—the Cash Consideration with respect to a portion of the undersigned’s Horizon Shares evidenced by the Horizon Certificate(s) as designated by the undersigned below in Table B and the Stock Consideration with respect to the balance of the undersigned’s Horizon Shares evidenced by the Horizon Certificate(s), subject to adjustment of the Cash Consideration as defined and calculated in the Merger Agreement and described in the Proxy Statement (a “Mixed Election”).

If the undersigned does not mark one of the Election boxes below in Table B, the undersigned will be deemed to have indicated no preference as to the receipt of Cash Consideration or Stock Consideration (a “Non-Election”) and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement.

The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Appendix A. These terms, conditions and limitations include, but are not limited to, (i) the adjustment procedures described in the Proxy Statement and set forth in the Merger Agreement (the total amount of Cash Consideration available in the merger may be adjusted prior to the closing), (ii) the allocation procedures described in the Proxy Statement and set forth in the Merger Agreement, and (iii) holders may be subject to a proration process in which a holder receives for such holder’s Horizon Shares an aggregate amount of Cash Consideration and Stock Consideration other than which such holder has elected. The allocation and adjustment procedures are described under the caption “The Merger Agreement—Merger Consideration” and “The Merger Agreement—Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration; Fractional Consideration” in the Proxy Statement. Holders of Horizon Shares are urged to read the Merger Agreement and the Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

The undersigned understands that the definitive terms pursuant to which the Merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Horizon Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Merger, are summarized in the Proxy Statement, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the Election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled “The Merger—Material Federal Income Tax Consequences of the Merger.”

The undersigned hereby makes the following Election for the undersigned’s Horizon Shares owned of record and represented on the Horizon Certificate(s) surrendered herewith:

Table B

ELECTION

Check one of the boxes below:

☐        Stock Election

☐        Cash Election

☐        Mixed Election—Convert:

•                                        Horizon Shares into Cash Consideration (as described above, if you elect the Mixed Election, please fill in the blank to the left to designate the number of Horizon Shares represented on the Horizon Certificate(s) surrendered herewith that you want converted into the Cash Consideration); and

•      all remaining Horizon Shares into Stock Consideration

ALLOCATION PRIORITY
All Elections are subject to the proration and allocation provisions set forth in the Merger Agreement and described in the Proxy Statement. If you have made a valid Stock Election or a Mixed Election and wish to designate the priority in which Horizon Shares covered by the Election are to be reallocated in the event that the Stock Consideration is not available in the full amount elected, please designate such priority below by Horizon Certificate(s) number (including the number of shares to which the prioritization pertains), with the Horizon Shares to be converted into the Cash Consideration in lieu of being converted into the Stock Consideration listed first:

Horizon Certificate No.	Number of Shares to which Prioritization Pertains:	Total Shares Represented by Each Horizon Certificate:

The undersigned may be deemed to have made a Non-Election if, with respect to any Horizon Shares held thereby:

(a)	No Election is made in Table B; or

(b)	More than one Election is made in Table B; or

(c)	The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit the Horizon Certificate(s), a Guarantee of Delivery or confirmation of a book-entry transfer of the Horizon Shares into the Exchange Agent’s account at DTC) or otherwise fails to properly make an Election; or

(d)	A completed Form of Election and Letter of Transmittal (including submission of the holder’s Horizon Certificate(s), a Guarantee of Delivery or confirmation of a book-entry transfer of the Horizon Shares into the Exchange Agent’s account at DTC) is not received by the Exchange Agent by 5:00 p.m., Central time, on August 30, 2005 (the “Election Deadline”); or

(e)	The undersigned returns this Form of Election and Letter of Transmittal with a Guarantee of Delivery, but does not deliver the Horizon Certificate(s) representing the Horizon Shares for which the Election is being made (or does not confirm a book-entry transfer of the Horizon Shares into the Exchange Agent’s account at DTC) within three New York Stock Exchange trading days after the Election Deadline.

In order to receive the Merger Consideration, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in Table F on page 6 labeled “Stockholder(s) Sign Here”, (ii) the undersigned must complete and sign the Substitute Form W-9 and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with the holder’s Horizon Certificate(s), or a Guarantee of Delivery to the Exchange Agent, to the addressee (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on page 1. Delivery of Horizon Shares may also be made by book-entry transfer of the Horizon Shares to the Exchange Agent’s account at DTC. In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed to have made a Non-Election.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the Merger, the record holder of the Horizon Shares represented by the Horizon Certificate(s) surrendered herewith, with good title to those Horizon Shares and full power and authority (i) to sell, assign and transfer those Horizon Shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of his or her Horizon Shares.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the Horizon Certificate(s) covered hereby, and to receive on the undersigned’s behalf, in exchange for the Horizon Shares represented by such Horizon Certificate(s), any check and/or any certificate for Cullen/Frost Shares issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

Record holders of Horizon Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Cullen/Frost, that record holder must certify to the satisfaction of Cullen/Frost that the record holder holds those Horizon Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Horizon Shares, subject to the provisions concerning joint Elections.

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the special meeting or voting meeting of stockholders of Horizon.

Table C Guarantee of Delivery (to be used only as to Horizon Certificate(s) not transmitted herewith) (see Instruction 14)

The undersigned (check applicable box),

☐ a member of a registered national securities exchange,

☐ a member of the National Association of Securities Dealers, Inc., or

☐ a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the Horizon Certificate(s) for Horizon Shares to which this Form of Election and Letter of Transmittal relates, or such of those Horizon Certificate(s) as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Horizon, no later than 5:00 p.m., New York City time, on the third NYSE trading day after the Election Deadline.

Horizon Certificate No.	—	Shares Represented by Each Horizon Certificate

☐ Check here if Horizon Shares will be delivered via book-entry transfer to the Exchange Agent’s account at DTC.
(Firm — Please Print)
(Authorized Signature)
(Address)
(Daytime Area Code and Telephone Number)
(Dated) , 200_

Table D Special Issuance Instructions (see Instructions 4 & 6)
To be completed only if the check is to be made payable to, and/or the certificate for Cullen/Frost Shares are to be issued in the name of, someone other than the record holder(s) of the Horizon Shares or the name of the record holder(s) needs to be corrected or changed.

Issue: ☐ Certificate ☐ Check to:

Name: (please print)

Address: (include zip code)

(Tax Identification Number or Social Security Number)

Table E Special Delivery Instructions (see Instructions 4 & 6)
To be completed only if the check is to be made payable to, and/or the certificate for Cullen/Frost Shares are to be issued in the name of, the record holder(s) of the Horizon Shares but are to be sent to another person or to an address other than as set forth beneath the record holder’s signature on this Form of Election and Letter of Transmittal.

Check or certificate(s) for Cullen/Frost Shares to be delivered to:*

Name: (please print)

Address:

(include zip code) *Please attach additional sheets if necessary

Table F Stockholder(s) Sign Here (also complete Substitute Form W-9 below)

Please sign exactly as your name(s) appear(s) on your Horizon Certificate(s). If this is a joint Election, each person covered by this Form of Election and Letter of Transmittal must sign personally.

A check(s) or certificate for Cullen/Frost Shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery or Special Issuance instructions are completed.

(Signature(s) of owner(s) — see Instruction 5)
Dated: , 200_

Social Security or other Tax Identification Number

If signature is by a person(s) other than record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name: (please print)
Capacity:
Address: (include zip code)
Daytime Telephone Number: ( )
Signature Guarantee (if required by Instruction 4 or 6) Apply signature guarantee medallion below

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.
Dated: , 200_

Name of eligible institution issuing Guarantee
Note: in the event that the check and/or certificate representing Cullen/Frost Shares is to be issued in exactly the name of the record holder as inscribed on the surrendered Horizon Certificate(s), the surrendered Horizon Certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification
Name:
Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, state, and ZIP code

Part I Part I	TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.	_____________________________ Social Security Number OR _____________________________ Employer Identification Number

Part II Part II	Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions —You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ➢	Date ➢

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, “IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.
Sign Here	Signature of U.S. person ➢	Date ➢

INSTRUCTIONS

This Form of Election and Letter of Transmittal is to be completed and received by the Exchange Agent prior to the Election Deadline by those holders of Horizon Shares desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of Horizon Shares to be exchanged for the Merger Consideration for holders of Horizon Shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline, although any such Horizon Shares so surrendered will be treated as Non-Election Shares for all purposes of the Merger Agreement. Holders of Horizon Shares who do not complete and submit this Form of Election and Letter of Transmittal prior to the Election Deadline cannot make an Election. They will be deemed to have made a Non-Election and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement. Until a record holder’s Horizon Certificate(s) or confirmation of a book-entry transfer of the Horizon Shares into the Exchange Agent’s account at DTC is received by the Exchange Agent at the address (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or check representing cash in lieu of fractional shares (if any) in exchange for the holder’s Horizon Certificate(s). In addition, no interest will accrue on the Cash Consideration or any cash in lieu of fractional shares and holders of Horizon Shares receiving Stock Consideration will not receive any dividends or other distributions to which they are entitled to with respect to their Cullen/Frost Shares which have a record date and are paid after the effective time of the Merger until the Exchange Agent has processed the holder’s Election.

1. Time in Which to Make an Election. For an Election to be validly made with respect to Horizon Shares owned by a holder, the Exchange Agent must receive, at the address set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the Horizon Certificate(s) representing such Horizon Shares, confirmation of a book-entry transfer of the Horizon Shares at DTC contained in an “Agent’s Message” or by a Guarantee of Delivery. Any stockholder whose Form of Election and Letter of Transmittal and Horizon Certificate(s) (or confirmation of a book-entry transfer of the Horizon Shares at the Exchange Agent’s account at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. In the event Horizon Certificate(s) representing Horizon Shares covered by a Guarantee of Delivery are not received (or if there is no confirmation of a book-entry transfer of the Horizon Shares at the Exchange Agent’s account at DTC contained in an “Agent’s Message”) within three New York Stock Exchange trading days after the Election Deadline, unless that deadline has been extended in accordance with the terms of the Merger Agreement, the holder thereof will be deemed to have made a Non-Election. As used herein, the term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the Horizon Shares, that such participant has received and agreed to be bound by this Form of Election and Letter of Transmittal and that Cullen/Frost may enforce such agreement against the participant.

2. Change or Revocation of Election. Any holder of Horizon Shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder’s Election by submitting to the Exchange Agent a revised and later dated Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Horizon Shares may at any time prior to the Election Deadline revoke the Election and withdraw the Horizon Certificate(s) for the holder’s Horizon Shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of Horizon Shares may not change the Election and may not withdraw his or her Horizon Certificate(s) unless the Merger Agreement is terminated.

3. Nominees. Record holders of Horizon Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Cullen/Frost the record holder must certify to Cullen/Frost’s satisfaction that the record holder holds those Horizon Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Horizon Shares.

4. Guarantee of Signatures. No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the Horizon Shares tendered herewith, and the certificate representing Cullen/Frost Shares and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions and Table C above must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

(a) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the Horizon Certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

(b) If any Horizon Shares tendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

(c) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the Horizon Certificate(s) listed and transmitted hereby, no endorsements of the Horizon Certificate(s) or separate stock powers are required.

(d) If any surrendered Horizon Shares are registered in different names on several Horizon Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Horizon Certificates.

(e) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Horizon Certificate(s) listed, the Horizon Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the Horizon Certificate(s). Signatures on the Horizon Certificate(s) or stock powers must be guaranteed as provided in Table C above. See Instruction 4.

(f) If this Form of Election and Letter of Transmittal or any Horizon Certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the Horizon Certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

6. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in Table D entitled “Special Issuance Instructions” or Table E entitled “Special Delivery Instructions,” the certificate representing Cullen/Frost Shares and/or the check to be distributed upon the surrender of Horizon Shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in Table A entitled “Description of Horizon Common Shares Surrendered.” If the

certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), Table D entitled “Special Issuance Instructions” must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in Table A entitled “Description of Horizon Common Shares Surrendered,” then Table E entitled “Special Delivery Instructions” must be completed. If Table D entitled “Special Issuance Instructions” is completed, or Table E entitled “Special Delivery Instructions” is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed as provided in Table C. See Instruction 4.

7. Important Information Regarding Backup Withholding. Each holder of Horizon Shares is required to provide the Exchange Agent with the stockholder’s correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security or federal employer identification number, on the Substitute Form W-9 provided above, or, alternatively, to establish another basis for exemption from backup withholding. A Horizon stockholder must cross out item (2) in Part II of the Substitute Form W-9 if such stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the stockholder to 28% federal income tax backup withholding on any reportable payments made to such stockholder. If the stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments of the purchase price to such stockholder. A stockholder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that stockholder’s exempt status.

8. Inadequate Space. If there is inadequate space to list the Horizon Certificate(s), the information must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

9. Indication of Horizon Certificate(s) Numbers and Shares. This Form of Election and Letter of Transmittal should indicate in Table A the certificate number of the Horizon Certificate(s) covered hereby and the number of shares represented by each Horizon Certificate.

10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Horizon Shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11. Lost Horizon Certificate. If any Horizon Certificate has been lost, stolen or destroyed, the holder should call Jack Thetford for instructions as to how to proceed. Holders may contact Jack Thetford regarding lost, stolen or destroyed Horizon Certificate(s) at (713) 679-2600. This Form of Election and Letter of Transmittal cannot be processed until you have followed the procedures for replacing lost, stolen or destroyed Horizon Certificate(s).

12. Non-Consummation of Merger. Consummation of the Merger is subject to the required approval of the stockholders of Horizon, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions. No payments related to any surrender of the Horizon Certificate(s) will be made prior to the consummation of the Merger, and no payments will be made to stockholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and Horizon

Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

13. Voting Rights and Dividends. Holders of Horizon Shares will continue to have the right to vote and to receive all dividends paid, if any, on all Horizon Shares deposited by them with the Exchange Agent until the Merger becomes effective.

14. Guarantee of Delivery. Holders of Horizon Shares whose Horizon Certificate(s) are not immediately available or who cannot deliver their Horizon Certificate(s) and all other required documents to the Exchange Agent, or cannot complete the procedure for delivery of Horizon Shares by book-entry transfer into the Exchange Agent’s account at DTC prior to the Election Deadline, may deliver their Horizon Shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the Horizon Certificate(s) for all the Horizon Shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Horizon Shares into the Exchange Agent’s account at DTC), are received by the Exchange Agent within three NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election.

15. Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Cullen/Frost in its sole discretion and such resolution will be final and binding.

With the consent of Cullen/Frost, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Horizon Shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor Cullen/Frost is under any obligation to provide notification of any defects in the deposit and surrender of any Horizon Certificate(s) formerly representing Horizon Shares, nor shall the Exchange Agent or Cullen/Frost be liable for any failure to give any such notification.

16. Miscellaneous. No fraction of a share of Cullen/Frost Shares will be issued upon the surrender for exchange of any Horizon Certificate(s) for Horizon Shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement at the special meeting or voting meeting of stockholders of Horizon. To vote on the Merger Agreement, please consult the Proxy Statement.

17. Questions and Requests for Information. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Jack Thetford, at (713) 679-2600. Additional copies of the Proxy Statement and this Form of Election and Letter of Transmittal may be obtained from Jack Thetford by calling him at (713) 679-2600.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and Social Security number of —
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4. a. Theusual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee The actual owner[1]

5. Sole proprietorship or single-owner LLC	The owner[3]

For this type of account:	Give the name and Employer Identification number of —
6. Sole proprietorship or single-member LLC	The owner[3]

7. A valid trust, estate, or pension trust	The legal entity[4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

(1)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for…	THEN the payment is exempt for …
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.

Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE